                               Exhibit 17(b)(vi)

               Prospectus for Class A, B and C Shares of the FAIF
              Bond Funds (Corporate Bond Fund, Fixed Income Fund,
               Intermediate Term Income Fund, Limited Term Income
            Fund and Strategic Income Fund) dated December 30, 2000

                                                      DECEMBER 30, 2000


                                                      ASSET CLASSES

                                                       *   EQUITY FUNDS
                                                       *   FUNDS OF FUNDS
                                                      (*)  BOND FUNDS
                                                       *   TAX FREE FUNDS
                                                       *   MONEY MARKET FUNDS


PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.



FIRST AMERICAN

BOND
     FUNDS


CLASS A, CLASS B,
AND CLASS C SHARES


CORPORATE BOND FUND
FIXED INCOME FUND
INTERMEDIATE TERM INCOME FUND
LIMITED TERM INCOME FUND
STRATEGIC INCOME FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of
CONTENTS

     FUND SUMMARIES

          Corporate Bond Fund                                              2

          Fixed Income Fund                                                4

          Intermediate Term Income Fund                                    6

          Limited Term Income Fund                                         8

          Strategic Income Fund                                           10

     POLICIES & SERVICES

          Buying Shares                                                   13

          Selling Shares                                                  17

          Managing Your Investment                                        18

     ADDITIONAL INFORMATION

          Management                                                      20

          More About The Funds                                            22

          Financial Highlights                                            25

     FOR MORE INFORMATION                                         Back Cover

Fund Summaries
INTRODUCTION

This section of the prospectus describes the objectives of the First American Bond Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                        1      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
CORPORATE BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

Corporate Bond Fund's objective is to provide investors with a high level of current income consistent with prudent risk to capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Corporate Bond Fund will invest primarily (at least 65% of its total assets) in corporate debt obligations. The fund will also invest in a combination of:

-  U.S. dollar-denominated debt obligations of foreign issuers.

- securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

-  mortgage- and asset-backed securities.

Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

The fund invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality. However, up to 35% of the fund's securities may be rated lower than investment grade at the time of purchase or unrated and of comparable quality (securities commonly referred to as "junk bonds"). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Unrated securities will not exceed 25% of the fund's assets. Quality determinations regarding these securities will be made by the fund's advisor.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of four to nine years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds -- Investment Strategies."


INCOME RISK. The fund's income could decline due to falling market interest rates.


CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.


CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds -- Investment Strategies."


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.


RISKS OF HIGH-YIELD SECURITIES. A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Because Corporate Bond Fund shares have not been offered for a full calendar year, no performance information is presented for these shares.


                        2      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
CORPORATE BOND FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 2000.(1)

--------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        4.25%(2)      0.00%         1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OF REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)      5.00%         1.00%

 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25          $ 25          $ 25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%         0.70%         0.70%
 Distribution and Service (12b-1) Fees                                           0.25%         1.00%         1.00%
 Other Expenses                                                                  0.29%         0.29%         0.29%
 TOTAL                                                                           1.24%         1.99%         1.99%
--------------------------------------------------------------------------------------------------------------------

(1)Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 2000, were:

   Waiver of Fund Expenses                                                      (0.52)%       (0.51)%       (0.51)%
   TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                        0.72%         1.48%         1.48%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.75%, 1.50% AND 1.50%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares.
   See "Policies & Services -- Selling Shares, Accounts with Low Balances."

--------------------------------------------------------------------------------

 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                         CLASS B                    CLASS B                   CLASS C                   CLASS C
                             assuming redemption     assuming no redemption       assuming redemption    assuming no redemption
               CLASS A     at end of each period      at end of each period     at end of each period     at end of each period
-------------------------------------------------------------------------------------------------------------------------------
   1 year       $  546                    $  702                     $  202                    $  400                    $  300
   3 years      $  802                    $1,024                     $  624                    $  718                    $  718
   5 years      $1,077                    $1,273                     $1,073                    $1,162                    $1,162
  10 years      $1,861                    $2,123                     $2,123                    $2,394                    $2,394


                        3      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
FIXED INCOME FUND

--------------------------------------------------------------------------------
OBJECTIVE

Fixed Income Fund's objective is to provide investors with high current income consistent with limited risk to capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Fixed Income Fund invests in investment grade debt securities, such as:

- U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

-  mortgage- and asset-backed securities.

-  corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

At least 65% of the fund's total assets will be invested in fixed rate obligations. The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds -- Investment Strategies."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds -- Investment Strategies."


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.


RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. Because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                        4      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
FIXED INCOME FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

7.66%     14.43%    6.46%     9.65%     -2.42%    17.02%    3.20%     8.47%     8.67%     -3.00%
------------------------------------------------------------------------------------------------
1990      1991      1992      1993      1994      1995      1996      1997      1998      1999

Best Quarter:      Quarter ending     June 30, 1995        6.06%
Worst Quarter:     Quarter ending     March 31, 1994      (2.04)%

AVERAGE ANNUAL TOTAL RETURNS     Inception                                   Ten Years     Since Inception
AS OF 12/31/99                        Date      One Year      Five Years      (Class A)          (Class B)
----------------------------------------------------------------------------------------------------------
Fixed Income Fund (Class A)       12/22/87       (7.09)%           5.75%          6.38%               N/A
----------------------------------------------------------------------------------------------------------
Fixed Income Fund (Class B)        8/15/94       (8.39)%           5.54%           N/A               5.15%
----------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index(2)                   (0.83)%           7.73%          7.70%              8.27%
----------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/00 through 9/30/00 was 7.01%.

(2)An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset-Backed Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto and home equity loans. The since inception performance of the index for Class B shares is calculated from 8/31/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 2000.(1)

--------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
AS A % OF OFFERING PRICE                                                        4.25%(2)   0.00%       1.00%

MAXIMUM DEFERRED SALES CHARGE (LOAD)
AS A % OF ORIGINAL PURCHASE PRICE OF REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)   5.00%       1.00%

ANNUAL MAINTENANCE FEE(4)
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25      $  25       $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------
Management Fees                                                                 0.70%      0.70%       0.70%
Distribution and Service (12b-1) Fees                                           0.25%      1.00%       1.00%
Other Expenses                                                                  0.19%      0.19%       0.19%
TOTAL                                                                           1.14%      1.89%       1.89%
-------------------------------------------------------------------------------------------------------------

(1)Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 2000, were:

   Waiver of Fund Expenses                                                     (0.19)%   (0.19)%     (0.19)%
   TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                       0.95%     1.70%       1.70%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.95%, 1.70% AND 1.70%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares.

   See "Policies & Services -- Selling Shares, Accounts with Low Balances."

--------------------------------------------------------------------------------

 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                          CLASS B                     CLASS B                    CLASS C                    CLASS C
                              assuming redemption      assuming no redemption        assuming redemption     assuming no redemption
               CLASS A      at end of each period       at end of each period      at end of each period      at end of each period
               -------      ---------------------       ---------------------      ---------------------      ---------------------
   1 year       $  536                     $  692                      $  192                     $  390                     $  290
   3 years      $  772                     $  994                      $  594                     $  688                     $  688
   5 years      $1,026                     $1,221                      $1,021                     $1,111                     $1,111
  10 years      $1,752                     $2,016                      $2,016                     $2,289                     $2,289


                        5      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
INTERMEDIATE TERM INCOME FUND

--------------------------------------------------------------------------------
OBJECTIVE

Intermediate Term Income Fund's objective is to provide investors with current income to the extent consistent with preservation of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Intermediate Term Income Fund invests in investment grade debt securities, such as:

- U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

-  mortgage- and asset-backed securities.

-  corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of two to seven years and an average effective duration of two to six years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:


INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds -- Investment Strategies."

INCOME RISK. The fund's income could decline due to falling market interest rates.


CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.


CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds -- Investment Strategies."


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.


RISKS OF ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                        6      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
INTERMEDIATE TERM INCOME FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

     6.86%     -1.35%    14.62%    4.22%     7.11%     8.36%     -0.62%
--------------------------------------------------------------------------------
     1993      1994      1995      1996      1997      1998      1999

Best Quarter:      Quarter ending     June 30, 1995        4.71%
Worst Quarter:     Quarter ending     March 31, 1994      (1.29)%

AVERAGE ANNUAL TOTAL RETURNS                       Inception                                        Since
AS OF 12/31/99                                          Date      One Year     Five Years       Inception
---------------------------------------------------------------------------------------------------------
Intermediate Term Income Fund (Class A)             12/14/92       (3.09)%          6.08%           5.12%
---------------------------------------------------------------------------------------------------------
Lehman Intermediate Gov't/Credit Bond Index(2)                      0.39%           7.09%           5.99%
---------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/00 through 9/30/00 was 5.91%

(2)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities, in each case with maturities of one to 10 years. The since inception performance of the index is calculated from 12/31/92.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual operating expenses indirectly since they are deducted from fund assets. The figures below are based on expenses during the fiscal year ended September 30, 2000.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                        CLASS A
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                               2.50%(2)

 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                      $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------

 Management Fees                                                        0.70%
 Distribution and Service (12b-1) Fees                                  0.25%
 Other Expenses                                                         0.06%
 TOTAL                                                                  1.01%
--------------------------------------------------------------------------------


(1)Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 2000, were:

   Waiver of Fund Expenses                                             (0.16)%
   TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)               0.85%

THE DISTRIBUTOR INTENDS TO LIMIT ITS 12b-1 FEE TO 0.15% DURING THE CURRENT FISCAL YEAR. IN ADDITION, THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.85%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares.
   See "Policies & Services -- Selling Shares, Accounts with Low Balances."

--------------------------------------------------------------------------------

 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   1 year                                                                 $  350
   3 years                                                                $  564
   5 years                                                                $  794
  10 years                                                                $1,455


                        7      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
LIMITED TERM INCOME FUND

--------------------------------------------------------------------------------
OBJECTIVE

Limited Term Income Fund's objective is to provide investors with current income while maintaining a high degree of principal stability.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Limited Term Income Fund invests in investment grade debt securities, such as:

-  mortgage- and asset-backed securities.

-  corporate debt obligations.

- U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

-  commercial paper.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds -- Investment Strategies."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds -- Investment Strategies."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                        8      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
LIMITED TERM INCOME FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR GRAPH]

      4.14%    1.79%     8.23%     5.60%     5.93%     6.08%     3.34%
--------------------------------------------------------------------------------
      1993     1994      1995      1996      1997      1998      1999

Best Quarter:      Quarter ending     June 30, 1995      2.47%
Worst Quarter:     Quarter ending     March 31, 1994     0.03%

AVERAGE ANNUAL TOTAL RETURNS                   Inception                                            Since
AS OF 12/31/99                                      Date       One Year       Five Years        Inception
---------------------------------------------------------------------------------------------------------
Limited Term Income Fund (Class A)              12/14/92          0.72%            5.29%            4.61%
---------------------------------------------------------------------------------------------------------
Lehman MF 1-3 Year Gov't/Credit Index(2)                          3.15%            6.55%            5.53%
---------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/00 through 9/30/00 was 5.42%.

(2)An unmanaged index of one to three year Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 12/31/92.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below are based on expenses during the fiscal year ended September 30, 2000.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                       CLASS A
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                              2.50%(2)

 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                    $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------

 Management Fees                                                       0.70%
 Distribution and Service (12b-1) Fees                                 0.25%
 Other Expenses                                                        0.18%
 TOTAL                                                                 1.13%
--------------------------------------------------------------------------------

(1)Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 2000, were:

   Waiver of Fund Expenses                                            (0.53)%
   TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)              0.60%

THE DISTRIBUTOR INTENDS TO LIMIT ITS 12b-1 FEE TO 0.15% DURING THE CURRENT FISCAL YEAR. IN ADDITION, THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.60%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares.
   See "Policies & Services -- Selling Shares, Accounts with Low Balances."

--------------------------------------------------------------------------------

 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   1 year                                                                $  362
   3 years                                                               $  600
   5 years                                                               $  857
  10 years                                                               $1,590


                        9      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
OBJECTIVE

Strategic Income Fund's objective is to provide investors with a high level of current income.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Strategic Income Fund invests primarily (at least 65% of its total assets) in a combination of:

- securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities, and investment grade debt obligations issued by domestic issuers.

- high-yield (non-investment grade) debt obligations issued by domestic issuers.

- investment grade and high-yield debt obligations issued by foreign governments and other foreign issuers.

Based upon historical returns, the fund's advisor expects these three categories of investments to have different returns and risks under similar market conditions. The advisor relies on the differences in the expected performance of each category to manage risks by allocating the fund's portfolio among the three categories above. The advisor also seeks to enhance the fund's performance by allocating more of its portfolio to the category that the advisor expects to offer the best balance between risk and return. Normally, the fund's assets will be invested in each of these three categories, with no more than 50% invested in any one category. However, the fund may from time to time invest up to 100% of its total assets in any one category if the advisor believes it will help the fund achieve its objective without undue risk to principal.

The fund's foreign investments may include investments in emerging markets.

The fund's investments may include securities which do not pay interest currently, such as zero coupon securities and delayed interest securities. The fund also may invest in payment-in-kind bonds, where interest is paid in other securities rather than cash.

In addition to debt obligations, the fund may invest in preferred stock, convertible securities and equity securities, including common stock and warrants. These investments may be denominated in U.S. dollars or foreign currencies.

There is no minimum rating requirement for securities in which the fund may invest (which means that the fund may invest in lower-rated securities, or unrated securities of comparable quality, commonly referred to as "junk bonds"). In addition, there is no limitation on the average maturity or average effective duration of securities held by the fund.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds -- Investment Strategies."

RISKS OF FOREIGN SECURITIES. Investing in foreign securities involves risks not typically associated with U.S. investing. Risks of foreign investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions and foreign taxation.

RISKS OF HIGH-YIELD SECURITIES. A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

RISKS OF EMERGING MARKETS. The fund may invest in emerging markets, where the risks of foreign investing are higher. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.


                       10      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
STRATEGIC INCOME FUND CONTINUED

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES.
Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds -- Investment Strategies."

RISKS OF COMMON STOCKS. The fund's investments may include common stock and warrants to purchase, or securities convertible into, common stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart is intended to show you how performance of the fund's Class A shares has varied from year to year. However, because Class A shares were first offered in 1998, only one calendar year of information is presented. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. Because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                       11      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
STRATEGIC INCOME FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

 3.19%
--------------------------------------------------------------------------------
 1999

Best Quarter:    Quarter ending    December 31, 1999      2.88%
Worst Quarter:   Quarter ending    June 30, 1999         (0.63)%

AVERAGE ANNUAL TOTAL RETURNS          Inception                           Since
AS OF 12/31/99                             Date        One Year       Inception
--------------------------------------------------------------------------------
Strategic Income Fund (Class A)         7/24/98         (1.23)%         (1.55)%
--------------------------------------------------------------------------------
Strategic Income Fund (Class B)         7/24/98         (2.34)%         (2.44)%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index(2)                          (0.83)%          2.45%
--------------------------------------------------------------------------------

(1)Total return for the period from 1/1/00 through 9/30/00 was 2.60%.

(2)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 7/31/98.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below are based on expenses during the fiscal year ended September 30, 2000.(1)

----------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                                CLASS A      CLASS B     CLASS C
----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
AS A % OF OFFERING PRICE                                                        4.25%(2)     0.00%       1.00%

MAXIMUM DEFERRED SALES CHARGE (LOAD)
AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)     5.00%       1.00%

ANNUAL MAINTENANCE FEE(4)
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                               $ 25         $ 25        $ 25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                 0.70%        0.70%       0.70%
Distribution and Service (12b-1) Fees                                           0.25%        1.00%       1.00%
Other Expenses                                                                  0.22%        0.21%       0.21%
TOTAL                                                                           1.17%        1.91%       1.91%
----------------------------------------------------------------------------------------------------------------

(1)Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 2000, were:

   Waiver of Fund Expenses                                                     (0.02)%      (0.01)%     (0.01)%
   TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                       1.15%        1.90%       1.90%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.15%, 1.90% AND 1.90%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares.
   See "Policies & Services -- Selling Shares, Accounts with Low Balances."

--------------------------------------------------------------------------------

 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                          CLASS B                     CLASS B                    CLASS C                    CLASS C
                              assuming redemption      assuming no redemption        assuming redemption     assuming no redemption
               CLASS A      at end of each period       at end of each period      at end of each period      at end of each period
               -------      ---------------------       ---------------------      ---------------------      ---------------------
   1 year       $  539                     $  694                      $  194                     $  392                     $  292
   3 years      $  781                     $1,000                      $  600                     $  694                     $  694
   5 years      $1,041                     $1,232                      $1,032                     $1,121                     $1,121
  10 years      $1,785                     $2,040                      $2,040                     $2,310                     $2,310


                       12      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

All funds in this prospectus offer Class A shares. Corporate Bond Fund, Fixed Income Fund and Strategic Income Fund also offer Class B and Class C shares.

Each class has its own cost structure. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.


CLASS A SHARES. If you are making an investment that qualifies for a reduced sales charge, Class A shares may be best for you. Class A shares feature:

-  a front-end sales charge, described below.

- lower annual expenses than Class B or Class C shares. See "Fund Summaries" for more information on fees and expenses.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

- orders for Class B shares for $250,000 or more will be treated as orders for Class A shares.

- orders for Class C shares for $1 million or more will be treated as orders for Class A shares.

- orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.


Class B Shares. If you want all your money to go to work for you immediately, you may prefer Class B shares. Class B shares have no front-end sales charge. However, Class B shares do have:

- higher annual expenses than Class A shares. See "Fund Summaries -- Fees and Expenses."

- a back-end sales charge, called a "contingent deferred sales charge," if you redeem your shares within six years of purchase.

- automatic conversion to Class A shares approximately eight years after purchase, thereby reducing future annual expenses.


Class C Shares. These shares combine some of the characteristics of Class A and Class B shares. Class C shares have a low front-end sales charge of 1%, so more of your investment goes to work immediately than if you had purchased Class A shares. However, Class C shares also feature:

- a 1% contingent deferred sales charge if you redeem your shares within 18 months of purchase.

- higher annual expenses than Class A shares. See "Fund Summaries -- Fees and Expenses."

-  no conversion to Class A shares.

Because Class C shares do not convert to Class A shares, they will continue to have higher annual expenses than Class A shares for as long as you hold them.

--------------------------------------------------------------------------------
12b-1 FEES

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For                                     12b-1 fees are equal to:
--------------------------------------------------------------------------------
Class A shares                          0.25% of average daily net assets
Class B shares                          1% of average daily net assets
Class C shares                          1% of average daily net assets

Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.

The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and "one-stop" mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25% of a fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. For net asset value sales of Class A shares on which the institution receives a commission, the institution does not begin to receive its shareholder servicing fee until one year after the shares are sold. The fund's distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to institutions which sell Class B shares. See "Buying Shares -- Class B Shares." The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.

The distributor is currently waiving its Class A share 12b-1 fee to 0.15% for Limited Term Income Fund and Intermediate Term Income Fund. Therefore, the distributor will proportionately reduce the annual fee referred to above that it pays to institutions in connection with their sales of Class A shares of those funds. Fee waivers may be discontinued at any time.


                       13      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

Strategic Income Fund may hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of Strategic Income Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.


CLASS A SHARES. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

INTERMEDIATE TERM INCOME FUND
LIMITED TERM INCOME FUND

                                                                 Maximum
                                        Sales Charge         Reallowance
                                  as a % of     as a % of      as a % of
                                   Offering     Net Asset       Purchase
                                      Price         Value          Price
------------------------------------------------------------------------
Less than $  50,000                   2.50%         2.56%          2.25%
$ 50,000 - $ 99,999                   2.00%         2.04%          1.75%
$100,000 - $249,999                   1.50%         1.52%          1.25%
$250,000 - $499,999                   1.00%         1.01%          0.75%
$500,000 - $999,999                   0.75%         0.76%          0.50%
$1 million and over                      0%            0%             0%


FIXED INCOME FUND
STRATEGIC INCOME FUND
CORPORATE BOND FUND

                                                                 Maximum
                                       Sales Charge          Reallowance
                                  as a % of     as a % of      as a % of
                                   Offering     Net Asset       Purchase
                                      Price         Value          Price
------------------------------------------------------------------------
Less than $  50,000                   4.25%         4.44%          4.00%
$ 50,000 - $ 99,999                   4.00%         4.17%          3.75%
$100,000 - $249,999                   3.25%         3.36%          3.00%
$250,000 - $499,999                   2.25%         2.30%          2.00%
$500,000 - $999,999                   1.75%         1.78%          1.50%
$1 million and over                      0%            0%             0%

REDUCING YOUR SALES CHARGE. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:

PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. For example, purchases made by your spouse or children under age 21 will reduce your sales charge. To receive a reduced sales charge, you must notify the fund of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million."

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.


                       14      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

FOR INVESTMENTS OF OVER $1 MILLION

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

- redemptions following the death or disability (as defined in the the Internal Revenue Code) of a shareholder.

- redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

CLASS B SHARES. Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.35% of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds' distributor receives any CDSC imposed when you sell your Class B shares.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

                                                            CDSC as a % of the
Year since purchase                                        value of your shares
-------------------------------------------------------------------------------
First                                                               5%
Second                                                              5%
Third                                                               4%
Fourth                                                              3%
Fifth                                                               2%
Sixth                                                               1%
Seventh                                                             0%
Eighth                                                              0%

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the first day of the month you purchased the shares. For example, if you purchase Class B shares on June 15, 2001, they will convert to Class A shares on June 1, 2009.

The CDSC will be waived for:

- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

- redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

CLASS C SHARES. Your purchase price for Class C shares is their net asset value plus a front-end charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Even though your sales charge is only 1%, the funds' distributor pays a commission equal to 2% of your purchase price to your investment professional or participating institution. Additionally, the advisor may pay its affiliated broker-dealer, U.S. Bancorp Piper Jaffray Inc., an additional commission of up to 3% of your purchase price. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.


                       15      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. However purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is accepted by the fund, plus any applicable sales charge. To make sure that your order is accepted, follow the directions for purchasing shares given below.

BY PHONE. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 1-800-637-2548 before the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds' custodian receives payment by wire. Wire federal funds as follows:


U.S. BANK NATIONAL ASSOCIATION, MINNEAPOLIS, MN
ABA NUMBER 091000022

FOR CREDIT TO: DST SYSTEMS, INC.:
ACCOUNT NUMBER 160234580266

FOR FURTHER CREDIT TO (INVESTOR NAME, ACCOUNT NUMBER AND FUND NAME)

You cannot purchase shares by wire on days when federally chartered banks are closed.

BY MAIL. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

FIRST AMERICAN FUNDS
C/O DST SYSTEMS, INC.
P.O. BOX 219382
KANSAS CITY, MISSOURI 64121-9382

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

-  all purchases must be made in U.S. dollars.

- third-party checks, credit cards, credit card checks and cash are not accepted.

- if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

- by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

- through automatic monthly exchanges of your shares of Prime Obligations Fund, a money market fund in the First American family of funds. Exchanges must be made into the same class of shares that you hold in Prime Obligations Fund.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 1-800-637-2548.

                       16      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Policies & Services
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next NAV calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section "Buying Shares" for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services -- Managing Your Investment, Redemption In-Kind."


BY PHONE. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 1-800-637-2548. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone exchanges to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

BY MAIL. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

FIRST AMERICAN FUNDS
C/O DST SYSTEMS, INC.
P.O. BOX 219382
KANSAS CITY, MISSOURI 64121-9382

Your request should include the following information:
 -  name of the fund.

-  account number.

-  dollar amount or number of shares redeemed.

-  name on the account.

-  signatures of all registered account owners.
Signatures on a written request must be guaranteed if:

- you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

- you would like the check mailed to an address other than the address on the funds' records.

-  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

--------------------------------------------------------------------------------
REINVESTING AFTER A SALE

If you sell Class A shares of a First American Fund, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

--------------------------------------------------------------------------------
ACCOUNTS WITH LOW BALANCES

Except for retirement plans and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

   -  deduct a $25 annual account maintenance fee, or

   - close your account and send you the proceeds, less any applicable contingent deferred sales charge.
Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.


                       17      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------

EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another. There is no fee to exchange shares.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody or agency account with a financial institution which invests in Class Y shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

BY PHONE. If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 1-800-637-2548. Your instructions must be received before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

BY MAIL. To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-800-637-2548 to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of in cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of the securities received in the redemption.

                       18      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Policies & Services
MANAGING YOUR INVESTMENT CONTINUED

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.


STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form, or by writing to the fund, your investment professional or your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

Strategic Income Fund may realize foreign currency losses that will reduce the amount of ordinary income that the fund has available to distribute to shareholders. As a result, some of the distributions made by the fund may be characterized as a return of capital rather than as taxable dividends. Strategic Income Fund will report to shareholders after the close of the calendar year the portion of distributions made during the year that constituted a return of capital and the portion that constituted taxable dividends.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                       19      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Additional Information
MANAGEMENT

U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of September 30, 2000, it had more than $77 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 2000, after taking into account fee waivers, the funds paid the following investment advisory fees to First American Asset Management:

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
CORPORATE BOND FUND                                                        0.19%
FIXED INCOME FUND                                                          0.51%
INTERMEDIATE TERM INCOME FUND                                              0.53%
LIMITED TERM INCOME FUND                                                   0.23%
STRATEGIC INCOME FUND                                                      0.69%
--------------------------------------------------------------------------------

DIRECT CORRESPONDENCE TO:

FIRST AMERICAN FUNDS
P.O. BOX 1330
MINNEAPOLIS, MINNESOTA 55440-1330

INVESTMENT ADVISOR

FIRST AMERICAN ASSET MANAGEMENT
601 SECOND AVENUE SOUTH
MINNEAPOLIS, MINNESOTA 55402

SUB-ADVISOR

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.
175 WATER STREET
NEW YORK, NEW YORK 10038-4964

Federated Global Investment Management Corp., a subsidiary of Federated Investors, is sub-advisor to the Strategic Income Fund. The sub-advisor has been retained by the fund's investment advisor and is paid a portion of the advisory fee. The sub-advisor and other subsidiaries of Federated Investors serve as investment advisors to a number of investment companies and private accounts. As of September 30, 2000, Federated Investors, Inc. managed approximately $125 billion in assets.


DISTRIBUTOR

SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PENNSYLVANIA 19456

PENDING ACQUISITION

On October 4, 2000, U.S. Bancorp, the parent company of the funds' investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. It is anticipated that this acquisition will be completed in the first quarter of 2001, subject to regulatory approval, the approval of U.S. Bancorp shareholders and the satisfaction of customary closing conditions.


ADDITIONAL COMPENSATION

U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:


CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American Family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. The funds also pay U.S. Bank fees based upon the number of funds and accounts maintained. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing administrative services to the funds.


SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investment, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.


SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.


                       20      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Additional Information
MANAGEMENT CONTINUED

PORTFOLIO MANAGEMENT
Except for Strategic Income Fund, each fund's investments are managed by a team of persons associated with First American Asset Management. In the case of Strategic Income Fund, First American Asset Management manages the fund's investments in U.S. government obligations, investment grade and high-yield domestic debt obligations, and U.S. dollar-denominated foreign corporate debt obligations. A team of persons associated with Federated Global Investment Management Corp. manages Strategic Income Fund's investments in investment grade and high-yield foreign government and foreign corporate debt obligations.

                       21      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in "Fund Summaries" may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

INVESTMENT APPROACH. For funds other than Strategic Income Fund and Corporate Bond Fund, fund managers generally employ a "top-down" approach in selecting securities for the funds. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they choose certain sectors or industries within the overall market. Last, they select individual securities within those sectors for the funds. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection. For the Corporate Bond Fund, fund managers employ a "bottom-up" approach to identify relative value in the corporate bond market.

For Strategic Income Fund, the advisor is responsible for allocating the fund's portfolio among the three categories of securities in which the fund invests, as discussed above in the "Fund Summaries" section. After making this allocation, the advisor uses the top-down approach discussed above to select the fund's investments in U.S. government and investment grade domestic debt obligations. In selecting domestic high-yield securities, the advisor focuses on individual security selection, analyzing the business, competitive position and financial condition of each issuer to assess whether the security's risk is commensurate with its potential return. With regard to the fund's investments in foreign securities, the fund's sub-advisor looks primarily for securities offering higher interest rates. The sub-advisor attempts to manage the risks of these securities by investing the foreign security portion of the fund's portfolio in a large number of securities from a wide range of foreign countries, and by allocating this portion of the portfolio among countries whose markets, based on historical analysis, respond differently to changes in the global economy.

EFFECTIVE MATURITY. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate in least rate risk in an environment of adverse (rising) interest rates.


EFFECTIVE DURATION. Each fund, other than Strategic Income Fund, attempts to maintain the effective duration of its portfolio securities within a specified range. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.


TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.


PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. For the fiscal year ended September 30, 2000, Corporate Bond Fund and Limited Term Income Fund had portfolio turnover rates in excess of 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

                       22      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.


INTEREST RATE RISK. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. ARMS are generally less sensitive to interest rate changes because their interest rates move with market rates. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.


INCOME RISK. The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk," or prepaid, see "Prepayment Risk") in lower-yielding securities.


RISKS OF HIGH-YIELD SECURITIES. A significant portion of the portfolios of Strategic Income Fund and Corporate Bond Fund may consist of lower-rated corporate debt obligations, which are commonly referred to as "high-yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.


LIQUIDITY RISK. Strategic Income Fund and Corporate Bond Fund are exposed to liquidity risk because of their investments in high-yield bonds. Strategic Income Fund's investment in emerging markets also exposes it to liquidity risk. Trading opportunities are more limited for debt securities that have received ratings below investment grade or are issued by companies located in emerging markets. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a fund's performance. Infrequent trading may also lead to greater price volatility.


CREDIT RISK. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

Each fund other than Strategic Income Fund and Corporate Bond Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.


CALL RISK. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


PREPAYMENT RISK. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.


EXTENSION RISK. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.


RISKS OF DOLLAR ROLL TRANSACTIONS. In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the


                       23      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit a fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.


RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.


RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the funds' investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.


--------------------------------------------------------------------------------
ADDITIONAL RISKS OF STRATEGIC INCOME FUND

RISKS OF FOREIGN INVESTING. Foreign investing involves risks not typically associated with U.S. investing. These risks include:

CURRENCY RISK. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

POLITICAL AND ECONOMIC RISKS. Foreign investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

FOREIGN TAX RISK. The fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

RISK OF INVESTMENT RESTRICTIONS. Some countries, particularly emerging markets, restrict varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

RISKS OF EMERGING MARKETS. Investing in securities of issuers in emerging markets involves exposure to economic infrastructures and political systems that are generally less diverse, mature and stable than those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

SECTOR RISK. A substantial part of Strategic Income Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with similar characteristics. As a result, the fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers.

                       24      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A shares of each fund, and the Class B and Class C shares of Corporate Bond Fund, Fixed Income Fund and Strategic Income Fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended September 30, 2000, and September 30, 1999, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.

CORPORATE BOND FUND

                                                              Fiscal year ended
                                                                September 30,
CLASS A SHARES                                                      2000(1)
-------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $ 10.00
                                                                    -------
Investment Operations:
 Net Investment Income                                                 0.48
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       0.02
                                                                    -------
 Total From Investment Operations                                      0.50
                                                                    -------
Less Distributions:
 Dividends (from net investment income)                               (0.47)
 Distributions (from capital gains)                                      --
                                                                    -------
 Total Distributions                                                  (0.47)
                                                                    -------
Net Asset Value, End of Period                                       $10.03
                                                                    =======
Total Return                                                           5.17%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                       $ 771
Ratio of Expenses to Average Net Assets                                0.72%(2)
Ratio of Net Income to Average Net Assets                              7.52%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)            1.24%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)          7.00%(2)
Portfolio Turnover Rate                                                 124%
-------------------------------------------------------------------------------

(1)Class A shares have been offered since February 1, 2000.

(2)Annualized.


                       25      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

CORPORATE BOND FUND (CONTINUED)

                                                               Fiscal year ended
                                                                  September 30,
CLASS B SHARES                                                      2000(1)
-------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $ 10.00
                                                                    -------
Investment Operations:
 Net Investment Income                                                 0.45
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       0.01
                                                                    -------
 Total From Investment Operations                                      0.46
                                                                    -------
Less Distributions:
 Dividends (from net investment income)                               (0.44)
 Distributions (from capital gains)                                      --
                                                                    -------
 Total Distributions                                                  (0.44)
                                                                    -------
Net Asset Value, End of Period                                      $ 10.02
                                                                    =======
Total Return                                                           4.70%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $   103
Ratio of Expenses to Average Net Assets                                1.48%(2)
Ratio of Net Income to Average Net Assets                              6.86%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)            1.99%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)          6.35%(2)
Portfolio Turnover Rate                                                 124%
-------------------------------------------------------------------------------

(1)Class B shares have been offered since February 1, 2000.

(2)Annualized.

                                                               Fiscal year ended
                                                                 September 30,
CLASS C SHARES                                                      2000(1)
--------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $ 10.00
                                                                    -------
Investment Operations:
 Net Investment Income                                                 0.45
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                      (0.01)
                                                                    -------
 Total From Investment Operations                                      0.44
                                                                    -------
Less Distributions:
 Dividends (from net investment income)                               (0.43)
 Distributions (from capital gains)                                      --
                                                                    -------
 Total Distributions                                                  (0.43)
                                                                    -------
Net Asset Value, End of Period                                      $ 10.01
                                                                    =======
Total Return                                                           4.54%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $   143
Ratio of Expenses to Average Net Assets                                1.48%(2)
Ratio of Net Income to Average Net Assets                              6.79%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)            1.99%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)          6.28%(2)
Portfolio Turnover Rate                                                 124%
-------------------------------------------------------------------------------

(1)Class C shares have been offered since February 1, 2000.

(2)Annualized.


                       26      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

FIXED INCOME FUND

                                                                                Fiscal year ended September 30,
CLASS A SHARES                                                     2000          1999         1998        1997        1996
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $  10.65      $  11.69     $  10.97    $  10.77    $  10.98
                                                                 --------      --------     --------    --------    --------
Investment Operations:
 Net Investment Income                                               0.61          0.59         0.57        0.59        0.61
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     0.04         (0.89)        0.73        0.27       (0.11)
                                                                 --------      --------     --------    --------    ---------
 Total From Investment Operations                                    0.65         (0.30)        1.30        0.86        0.50
                                                                 --------      --------     --------    --------    ---------
Less Distributions:
 Dividends (from net investment income)                             (0.61)        (0.59)       (0.57)      (0.59)      (0.61)
 Distributions (from capital gains)                                    --         (0.15)       (0.01)      (0.07)      (0.10)
                                                                 --------      --------     --------    --------    --------
 Total Distributions                                                (0.61)        (0.74)       (0.58)      (0.66)      (0.71)
                                                                 --------      --------     --------    --------    --------
Net Asset Value, End of Period                                   $  10.69      $  10.65     $  11.69    $  10.97    $  10.77
                                                                 ========      ========     ========    ========    ========
Total Return                                                         6.33%        (2.67)%      12.29%       8.26%       4.64%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $110,490      $137,133     $205,237    $  8,535    $  8,332
Ratio of Expenses to Average Net Assets                              0.95%         0.95%        0.95%       0.95%       0.95%
Ratio of Net Income to Average Net Assets                            5.76%         5.29%        5.10%       5.44%       5.55%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.14%         1.14%        1.11%       1.13%       1.12%
Ratio of Net Income to Average Net Assets (excluding waivers)        5.57%         5.10%        4.94%       5.26%       5.38%
Portfolio Turnover Rate                                                54%           90%         147%        130%        108%
-----------------------------------------------------------------------------------------------------------------------------

                                                                               Fiscal year ended September 30,
CLASS B SHARES                                                     2000        1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $  10.58    $  11.63     $  10.91     $  10.72     $  10.94
                                                                 --------    --------     --------     --------     --------
Investment Operations:
 Net Investment Income                                               0.53        0.51         0.49         0.51         0.52
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     0.05       (0.90)        0.73         0.26        (0.11)
                                                                 --------    --------     --------     --------     --------
 Total From Investment Operations                                    0.58       (0.39)        1.22         0.77         0.41
                                                                 --------    --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                             (0.53)      (0.51)       (0.49)       (0.51)       (0.53)
 Distributions (from capital gains)                                    --       (0.15)       (0.01)       (0.07)       (0.10)
                                                                 --------    --------     --------     --------     --------
 Total Distributions                                                (0.53)      (0.66)       (0.50)       (0.58)       (0.63)
                                                                 --------    --------     --------     --------     --------
Net Asset Value, End of Period                                   $  10.63    $  10.58     $  11.63     $  10.91     $  10.72
                                                                 ========    ========     ========     ========     ========
Total Return                                                         5.70%      (3.48)%      11.54%        7.40%        3.93%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $ 11,550    $ 14,639     $ 17,242     $ 15,253     $ 16,092
Ratio of Expenses to Average Net Assets                              1.70%       1.70%        1.70%        1.70%        1.70%
Ratio of Net Income to Average Net Assets                            5.02%       4.53%        4.35%        4.68%        4.81%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.89%       1.89%        1.86%        1.88%        1.87%
Ratio of Net Income to Average Net Assets (excluding waivers)        4.83%       4.34%        4.19%        4.50%        4.64%
Portfolio Turnover Rate                                                54%         90%         147%         130%         108%
-----------------------------------------------------------------------------------------------------------------------------

                       27      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

FIXED INCOME FUND (CONTINUED)

                                                                     Fiscal year ended September 30,
CLASS C SHARES                                                          2000            1999(1)
--------------------------------------------------------------------------------------------------
PER SHARE DATA

Net Asset Value, Beginning of Period                                    $10.64          $11.33
                                                                        ------          ------
Investment Operations:
 Net Investment Income                                                    0.52            0.38
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                          0.04           (0.69)
                                                                        ------          ------
 Total From Investment Operations                                         0.56           (0.31)
                                                                        ------          ------
Less Distributions:
 Dividends (from net investment income)                                  (0.54)          (0.38)
 Distributions (from capital gains)                                         --              --
                                                                        ------          ------
 Total Distributions                                                     (0.54)          (0.38)
                                                                        ------          ------
Net Asset Value, End of Period                                          $10.66          $10.64
                                                                        ======          ======
Total Return                                                              5.50%           2.75%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                          $ 566           $ 719
Ratio of Expenses to Average Net Assets                                   1.70%           1.35%(2)
Ratio of Net Income to Average Net Assets                                 5.02%           5.09%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)               1.89%           1.89%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)             4.83%           4.55%(2)
Portfolio Turnover Rate                                                     54%             90%
--------------------------------------------------------------------------------------------------

(1)Class C shares have been offered since February 1, 1999.

(2)Annualized.


                       28      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

INTERMEDIATE TERM INCOME FUND

                                                                             Fiscal year ended September 30,
CLASS A SHARES                                                     2000        1999        1998       1997      1996
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Net Asset Value, Beginning of Period                              $  9.80      $ 10.45     $ 10.00    $  9.93   $  9.94
                                                                  -------      -------     -------    -------   -------
Investment Operations:
 Net Investment Income                                               0.54         0.51        0.53       0.55      0.55
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       --        (0.54)       0.47       0.15        --
                                                                  -------      -------     -------    -------   -------
 Total From Investment Operations                                    0.54        (0.03)       1.00       0.70      0.55
                                                                  -------      -------     -------    -------   -------
Less Distributions:
 Dividends (from net investment income)                             (0.55)       (0.50)      (0.53)    ( 0.56)    (0.55)
 Distributions (from capital gains)                                    --        (0.12)      (0.02)    ( 0.07)    (0.01)
                                                                  -------      -------     -------    -------   -------
 Total Distributions                                                (0.55)       (0.62)      (0.55)    ( 0.63)    (0.56)
                                                                  -------     -------      -------    -------   -------
Net Asset Value, End of Period                                    $  9.79     $   9.80     $ 10.45    $ 10.00   $  9.93
                                                                  =======     ========     =======    =======   ========
Total Return                                                         5.69%       (0.20)%     10.35%      7.19%     5.63%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $29,645     $ 34,365     $49,130    $ 2,484   $ 2,213
Ratio of Expenses to Average Net Assets                              0.85%        0.85%       0.70%      0.70%     0.70%
Ratio of Net Income to Average Net Assets                            5.21%        5.01%       5.22%      5.51%     5.43%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.01%        1.12%       1.11%      1.17%     1.13%
Ratio of Net Income to Average Net Assets (excluding waivers)        5.05%        4.74%       4.81%      5.04%     5.00%
Portfolio Turnover Rate                                                83%          65%        166%       165%      161%
------------------------------------------------------------------------------------------------------------------------

LIMITED TERM INCOME FUND

                                                                              Fiscal year ended September 30,
CLASS A SHARES                                                      2000        1999        1998       1997      1996
--------------------------------------------------------------- ----------- ----------- ---------- ---------- ----------
PER SHARE DATA

Net Asset Value, Beginning of Period                              $  9.86      $ 10.04     $  9.94    $  9.91   $  9.92
                                                                  -------      -------     -------    -------   -------
Investment Operations:
 Net Investment Income                                               0.58         0.52        0.53       0.56      0.58
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     0.02        (0.18)       0.10       0.03     (0.01)
                                                                  -------      -------     -------    -------   -------
 Total From Investment Operations                                    0.60         0.34        0.63       0.59      0.57
                                                                  -------      -------     -------    -------   -------
Less Distributions:
 Dividends (from net investment income)                             (0.55)       (0.52)      (0.53)     (0.56)    (0.58)
                                                                  -------      -------     -------    -------   -------
 Total Distributions                                                (0.55)       (0.52)      (0.53)     (0.56)    (0.58)
                                                                  -------      -------     -------    -------   -------
Net Asset Value, End of Period                                    $  9.91      $  9.86     $ 10.04    $  9.94   $  9.91
                                                                  =======      =======     =======    =======   =======
Total Return                                                         6.30%        3.43%       6.55%      6.09%     5.93%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $80,992      $ 5,318     $ 5,036    $ 7,152   $ 7,627
Ratio of Expenses to Average Net Assets                              0.60%        0.60%       0.60%      0.60%     0.60%
Ratio of Net Income to Average Net Assets                            6.12%        5.16%       5.33%      5.61%     5.80%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.13%        1.12%       1.12%      1.15%     1.09%
Ratio of Net Income to Average Net Assets (excluding waivers)        5.59%        4.64%       4.81%      5.06%     5.31%
Portfolio Turnover Rate                                               127%          65%        112%       147%       61%
------------------------------------------------------------------------------------------------------------------------

                       29      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

STRATEGIC INCOME FUND

                                                                    Fiscal year ended September 30,
CLASS A SHARES                                                      2000        1999(3)     1998(1)
------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $  9.09      $  9.27     $ 10.00
                                                                  -------      -------     -------
Investment Operations:
 Net Investment Income                                               0.64         0.78        0.13
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    (0.15)       (0.25)      (0.75)
                                                                  --------     -------     -------
 Total From Investment Operations                                    0.49         0.53       (0.62)
                                                                  --------     -------     -------
Less Distributions:
 Dividends (from net investment income)                             (0.67)       (0.71)      (0.11)
                                                                  -------      -------     -------
 Total Distributions                                                (0.67)       (0.71)      (0.11)
                                                                  -------      -------     -------
Net Asset Value, End of Period                                    $  8.91      $  9.09     $  9.27
                                                                  =======      =======     =======
Total Return                                                         5.56%        5.73%      (6.17)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $21,737      $27,768     $40,270
Ratio of Expenses to Average Net Assets                              1.15%        1.15%       1.15%(2)
Ratio of Net Income to Average Net Assets                            7.08%        8.30%       8.19%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)         1.17%        1.21%       1.30%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)        7.06%        8.24%       8.04%(2)
Portfolio Turnover Rate                                                90%          40%         61%
------------------------------------------------------------------------------------------------------

(1)Class A shares have been offered since July 24, 1998.

(2)Annualized.

(3)Per share data for 1999 is calculated using the average shares outstanding method.

                                                                    Fiscal year ended September 30,
CLASS B SHARES                                                      2000        1999(3)     1998(1)
------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $  9.07      $  9.27     $ 10.00
                                                                  -------      -------     -------
Investment Operations:
 Net Investment Income                                               0.56         0.71        0.09
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    (0.14)       (0.26)      (0.71)
                                                                  -------      -------     -------
 Total From Investment Operations                                    0.42         0.45       (0.62)
                                                                  -------      -------     -------
Less Distributions:
 Dividends (from net investment income)                             (0.60)       (0.65)      (0.11)
                                                                  -------      -------     -------
 Total Distributions                                                (0.60)       (0.65)      (0.11)
                                                                  -------      -------     -------
Net Asset Value, End of Period                                    $  8.89      $  9.07     $  9.27
                                                                  =======      =======     =======
Total Return                                                         4.83%        4.90%      (6.19)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $ 1,401      $   788     $   114
Ratio of Expenses to Average Net Assets                              1.90%        1.90%       1.90%(2)
Ratio of Net Income to Average Net Assets                            6.20%        7.56%       7.44%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)          1.91%        1.96%       2.05%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)        6.19%        7.50%       7.29%(2)
Portfolio Turnover Rate                                                90%          40%         61%
------------------------------------------------------------------------------------------------------

(1)Class B shares have been offered since July 24, 1998.

(2)Annualized.

(3)Per share data for 1999 is calculated using the average shares outstanding method.


                       30      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

STRATEGIC INCOME FUND (CONTINUED)

                                                               Fiscal year ended September 30,
CLASS C SHARES                                                      2000         1999(1),(3)
----------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $  9.08      $  9.57
                                                                  -------      -------
Investment Operations:
 Net Investment Income                                               0.59         0.45
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    (0.14)       (0.47)
                                                                  -------      -------
 Total From Investment Operations                                    0.45        (0.02)
                                                                  -------      -------
Less Distributions:
 Dividends (from net investment income)                             (0.63)       (0.47)
                                                                  -------      -------
 Total Distributions                                                (0.63)       (0.47)
                                                                  -------      -------
Net Asset Value, End of Period                                    $  8.90      $  9.08
                                                                  =======      ========
Total Return                                                         5.16%       (0.28)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $ 1,241      $ 1,058
Ratio of Expenses to Average Net Assets                              1.65%        1.55%(2)
Ratio of Net Income to Average Net Assets                            6.46%        7.34%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)         1.73%        1.90%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)        6.38%        6.99%(2)
Portfolio Turnover Rate                                                90%          40%
------------------------------------------------------------------------------------------

(1)Class C shares have been offered since February 1, 1999.

(2)Annualized.

(3)Per share data for 1999 is calculated using the average shares outstanding method.


                       31      PROSPECTUS - First American Bond Funds
                                            Class A, Class B, and Class C Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information, and annual and semiannual reports, and on the First American funds' Internet Web site.


--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).


--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.



FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.

First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.

12/2000 PROBONDR-00

SEC file number: 811-05309


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